Exhibit 1(k)

                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                           CERTIFICATION OF AMENDMENT

                             TO DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the Trustees of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), a business trust organized under the laws of Massachusetts, acting pursuant to the Trust's Declaration of Trust, as currently in effect (together with any amendments thereto and designations thereunder, the "Trust Documents"), do hereby amend the Trust Documents as follows:

      1. The name of the Trust is hereby changed from Merrill Lynch Multi-State Municipal Series Trust to BlackRock Multi-State Municipal Series Trust, and all references to the name of the Trust in the Trust Documents are hereby accordingly amended.

      2. The name of each series of shares of beneficial interests of the Trust listed below is hereby changed as set forth below, and all references to such series in the Trust Documents are hereby amended accordingly:

            --------------------------------------------------------------------
            Current Series Name                         New Series Name
            --------------------------------------------------------------------
            Merrill Lynch Florida                       BlackRock Florida
            Municipal Bond Fund                         Municipal Bond Fund
            --------------------------------------------------------------------
            Merrill Lynch New Jersey                    BlackRock New Jersey
            Municipal Bond Fund                         Municipal Bond Fund
            --------------------------------------------------------------------
            Merrill Lynch New York                      BlackRock New York
            Municipal Bond Fund                         Municipal Bond Fund
            --------------------------------------------------------------------
            Merrill Lynch Pennsylvania                  BlackRock Pennsylvania
            Municipal Bond Fund                         Municipal Bond Fund
            --------------------------------------------------------------------

          This Amendment shall become effective on September 29, 2006.

                           [signature page to follow.]

      IN WITNESS WHEREOF, the undersigned, being at least a majority of the
Trustees of the Trust, have executed this Amendment as of the           day
of            , 2006.

______________________________________    ______________________________________
    Robert C. Doll, Jr. (Trustee)               James H. Bodurtha (Trustee)
        800 Scudders Mill Road                      36 Popponesset Road
         Plainsboro, NJ 08536                         Cotuit, MA 02635

______________________________________    ______________________________________
      Kenneth A. Froot (Trustee)                    Joe Grills (Trustee)
           48 Plympton Road                      114878 Twin Mountains Road
          Sudbury, MA 01776                          Rapidan, VA 22733

______________________________________    ______________________________________
     Herbert I. London (Trustee)               Roberta Cooper Ramo (Trustee)
       10 West Street, Apt. 20E                  908 E1 Alhambra Circle, NW
          New York, NY 10004                       Albuquerque, NM 87107

______________________________________
   Robert S. Salomon, Jr. (Trustee)
        106 Dolphin Cove Quay
          Stamford, CT 06902

      The Declaration of Trust establishing MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST, dated the 2nd of August, 1985, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the "Trust Property" only shall be liable.


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